NEWS RELEASE                                For Further Information Contact:
                                            Greg D. Kerley
                                            Executive Vice President
                                            and Chief Financial Officer
                                            (501) 521-1141


                          SOUTHWESTERN ENERGY INCREASES
                             HEDGE POSITION IN 2001

   Higher Commodity Prices Allow Company to Lock In Strong Cash Flow for 2001

         Fayetteville, Arkansas - December 7, 2000...Southwestern Energy Company (NYSE: SWN) announced today that it has recently increased its hedged position to approximately 80% of its targeted 2001 gas production. Southwestern uses natural gas and crude oil swap agreements and options to reduce the volatility of earnings and cash flow due to adverse fluctuations in commodity prices. The Company believes that, through the implementation of commodity hedges, it has ensured a strong level of earnings and cash flow and has protected its capital program for 2001. The following tables are attached that outline the Company's recent hedge transactions and the Company's total current hedge position for natural gas and oil in 2001 and 2002.
         "With our current capital structure, we felt it was prudent to take advantage of the recent increase in prices and secure a large portion of our cash flow for next year. This will allow us to fund our 2001 capital program and reduce our level of debt at the same time," stated Harold M. Korell, President and Chief Executive Officer of Southwestern Energy Company. "As we enter 2001, we expect continued positive comparisons versus our results in 2000, and these recent hedges help ensure a strong level of cash flow to support our E&P strategy in 2001."
         The Company also announced that it will host a teleconference call related to its capital program, outlook and strategy for 2001 on Monday, December 18, at 11:00 a.m. EST. The dial-in number for the teleconference is 800-530-9601 and the reservation number is 17214726. The teleconference will also be webcast on the Company's website: http://www.swn.com. RealPlayer 8 Basic is required to listen to the teleconference and can be downloaded from the website.
         Southwestern Energy Company is an integrated natural gas company whose wholly-owned subsidiaries are engaged in gas and oil exploration and production, natural gas gathering, transmission, and marketing, and natural gas distribution. Additional information on the Company can be found on the Internet at http://www.swn.com.

                                     -MORE-

Summary of Commodity Hedge Transactions Since September 30, 2000:

Natural Gas - Zero-Cost Collars

                   Notional            NYMEX                    NYMEX
      Term         Volumes      Floor Price ($/Mcf)     Ceiling Price ($/Mcf)
      ----         -------      -------------------     ---------------------
     1Q 2001        1.2 Bcf            $4.50                    $5.23
     1Q 2001         .5 Bcf            $6.25                    $7.12

     2Q 2001        1.2 Bcf            $4.50                    $5.23
     2Q 2001       1.05 Bcf            $4.50                    $5.45
     2Q 2001         .6 Bcf            $4.75                    $6.00

     3Q 2001        1.2 Bcf            $4.50                    $5.23
     3Q 2001       1.05 Bcf            $4.50                    $5.45
     3Q 2001         .6 Bcf            $4.75                    $6.00

     4Q 2001        1.2 Bcf            $4.50                    $5.03
     4Q 2001        1.2 Bcf            $4.50                    $5.23
     4Q 2001       1.05 Bcf            $4.50                    $5.45
     4Q 2001         .6 Bcf            $4.75                    $6.00

        2002        6.0 Bcf            $4.00                    $4.72

Natural Gas - Fixed Price Swaps

                   Notional            NYMEX
      Term         Volumes      Contract Price ($/Mcf)
      ----         --------     ----------------------
     2Q 2001         .3 Bcf            $4.62
     3Q 2001         .3 Bcf            $4.62
     4Q 2001         .1 Bcf            $4.62

Crude Oil - Zero-Cost Collars

                   Monthly
                   Notional              NYMEX                    NYMEX
      Term         Volumes        Floor Price ($/Bbl)     Ceiling Price ($/Bbl)
      ----         --------       -------------------     ---------------------
      2001        15,000 Bbls           $27.00                   $29.70
      2001        10,000 Bbls           $28.00                   $30.33

                                     -MORE-

Summary of Total Commodity Hedge Contracts Outstanding at December 7, 2000:

Natural Gas - Zero-Cost Collars

                   Notional            NYMEX                    NYMEX
      Term         Volumes      Floor Price ($/Mcf)     Ceiling Price ($/Mcf)
      ----         --------     -------------------     ---------------------
     1Q 2001        2.1 Bcf            $2.55                    $3.33
     1Q 2001       2.25 Bcf            $2.70                    $3.50
     1Q 2001        1.2 Bcf            $4.50                    $5.23
     1Q 2001         .5 Bcf            $6.25                    $7.12

     2Q 2001        2.1 Bcf            $2.50                    $3.00
     2Q 2001        1.5 Bcf            $3.50                    $4.82
     2Q 2001        1.2 Bcf            $4.50                    $5.23
     2Q 2001       1.05 Bcf            $4.50                    $5.45
     2Q 2001         .6 Bcf            $4.75                    $6.00

     3Q 2001        2.1 Bcf            $2.50                    $3.00
     3Q 2001        1.5 Bcf            $3.50                    $4.82
     3Q 2001        1.2 Bcf            $4.50                    $5.23
     3Q 2001       1.05 Bcf            $4.50                    $5.45
     3Q 2001         .6 Bcf            $4.75                    $6.00

     4Q 2001         .7 Bcf            $2.50                    $3.00
     4Q 2001        1.5 Bcf            $3.50                    $4.82
     4Q 2001        1.2 Bcf            $4.50                    $5.03
     4Q 2001        1.2 Bcf            $4.50                    $5.23
     4Q 2001       1.05 Bcf            $4.50                    $5.45
     4Q 2001         .6 Bcf            $4.75                    $6.00

        2002        6.0 Bcf            $4.00                    $4.72

Natural Gas - Fixed Price Swaps

                   Notional            NYMEX
      Term         Volumes      Contract Price ($/Mcf)
      ----         --------     ----------------------
     1Q 2001         .3 Bcf            $2.70

     2Q 2001         .3 Bcf            $2.70
     2Q 2001         .3 Bcf            $4.62

     3Q 2001         .3 Bcf            $2.70
     3Q 2001         .3 Bcf            $4.62

     4Q 2001         .3 Bcf            $2.70
     4Q 2001         .1 Bcf            $4.62

        2002        1.0 Bcf            $2.65

        2003         .2 Bcf            $2.75

                                     -MORE-

Summary of Total Commodity Hedge Contracts Outstanding at December 7, 2000 (cont'd):

Crude Oil - Zero-Cost Collars

                   Monthly
                   Notional              NYMEX                    NYMEX
      Term         Volumes        Floor Price ($/Bbl)     Ceiling Price ($/Bbl)
      ----         --------       -------------------     ---------------------
      2001        15,000 Bbls           $27.00                   $29.70
      2001        10,000 Bbls           $28.00                   $30.33

Crude Oil - Fixed Price Swaps

                   Monthly
                   Notional            NYMEX
      Term         Volumes      Contract Price ($/Bbl)
      ----         --------     ----------------------
      2001         6,000 Bbls          $17.49

Crude Oil - Floor Option

                   Monthly
                   Notional              NYMEX
      Term         Volumes        Floor Price ($/Bbl)
      ----         --------       -------------------
      2001        27,083 Bbls           $18.00

         All statements, other than historical financial information may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, the value that the Company's gas distribution segment may bring in exploring sales opportunities for this segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil fieldservices, drilling rigs, and other

                                     -MORE-
equipment, as well as various other factors beyond the Company's control. A discussion of these and other factors affecting the Company's performance is included in the Company's periodic reports filed with the Securities and Exchange Commission including its Annual Report on Form 10-K for the year ended December 31, 1999.


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